                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 27, 1998
                                                        ------------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)



                  Georgia             0-27778          59-3074176
           ----------------------   -----------    ------------------
               (State or other      (Commission    (I.R.S. Employer
               jurisdiction of      File Number)   Identification No.)
               incorporation)


     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 600
     Atlanta, Georgia                                   30326
     -----------------------------------------        ----------
     (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (404) 262-8400


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

        Effective February 27, 1998, Premiere Technologies, Inc. (the "Company" or "Premiere") completed the acquisition of Xpedite Systems, Inc. ("Xpedite") pursuant to the terms of the Agreement and Plan of Merger, dated as of November 13, 1997 (the "Merger Agreement"), with Xpedite and Nets Acquisition Corp., a wholly-owned subsidiary of Premiere ("Acquisition Sub"). Subject to the terms and conditions of the Merger Agreement, Acquisition Sub merged with and into Xpedite (the "Merger"), which was the surviving corporation in the Merger and, as a result thereof, became a wholly-owned subsidiary of Premiere. In connection with the acquisition the Company issued approximately eleven million shares of its Common Stock.

        The merger has been accounted for as a pooling of interests. Generally accepted accounting principles prohibit giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements for Premiere Technologies, Inc. have been prepared to give retroactive effect to the merger on February 27, 1998 for all periods presented and appear herein as Exhibit 99.1.

        Premiere hereby files (a) the Supplemental Consolidated Financial Statements of Premiere Technologies, Inc., which give retroactive effect to the merger with Xpedite for all periods presented as Exhibit 99.1, incorporated herein by reference, (b) Management's Discussion and Analysis of Supplemental Financial Condition and Supplemental Results of Operations of Premiere Technologies, Inc., which gives retroactive effect to the merger with Xpedite for all periods presented as Exhibit 99.2, incorporated herein by reference, (c) Selected Supplemental Consolidated Financial Data of Premiere Technologies, Inc., which gives retroactive effect to the merger with Xpedite for all periods presented as Exhibit 99.3, incorporated herein by reference, and (d) the Consolidated Financial Statements of Xpedite, required by Rule 3-05 of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") as Exhibit 99.4 incorporated herein by reference.

        The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Premiere Technologies, Inc., after financial statements covering the date of consummation of the business combination are issued.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Financial Statements of Businesses Acquired

        The Consolidated Financial Statements of Xpedite for the years ended December 31, 1997, 1996 and 1995 are filed as Exhibit 99.4 hereto and incorporated herein by this reference.

            (b)  Pro Forma Financial Information

        The Supplemental Consolidated Financial Statements of Premiere for the years ended December 31, 1997, 1996 and 1995, which gives retroactive effect to the merger with Xpedite for all periods presented, are filed as Exhibit 99.1 hereto and incorporated herein by reference. These Supplemental Consolidated Financial Statements are filed in lieu of pro forma financial information.

            (c)  Exhibits

        23.1  Consent of Arthur Andersen LLP.

        23.2  Consent of Ernst & Young LLP.

        99.1 Supplemental Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 and Item 7(b) of this Form 8-K/A.

        99.2 Management's Discussion and Analysis of Supplemental Financial Condition and Supplemental Results of Operations of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K/A.

        99.3 Selected Supplemental Consolidated Financial Data of Premiere Technologies, Inc., as described in Item 5 and Item 7(b) of this Form 8-K/A.

        99.4 Consolidated Financial Statements of Xpedite Systems, Inc., as described in Item 5 and Item 7(a) of this Form 8-K/A.

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                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 10th day of April 1998 by the undersigned hereunto duly authorized.


                                        PREMIERE TECHNOLOGIES, INC.



                                        By: /s/ Patrick G. Jones
                                            -----------------------------
                                            Patrick G. Jones
                                            Senior Vice President of Finance
                                            and Legal
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                               INDEX TO EXHIBITS

Exhibit                                                                 Page No.
-------                                                                 --------
23.1    Consent of Arthur Andersen LLP.

23.2    Consent of Ernst & Young LLP.

99.1 Supplemental Consolidated Financial Statements of Premiere Technologies, Inc. and Subsidiaries, as described in Item 5 and Item 7(b) of this Form 8-K/A.

99.2 Management's Discussion and Analysis of Supplemental Financial Condition and Supplemental Results of Operations of Premiere Technologies, Inc. and Subsidiaries, as described in Item 5 of this Form 8-K/A.

99.3 Selected Supplemental Consolidated Financial Data of Premiere Technologies, Inc. and Subsidiaries, as described in Item 5 of this Form 8-K/A.

99.4 Consolidated Financial Statements of Xpedite Systems, Inc., as described in Item 5 and Item 7(a) of this Form 8-K/A.